Exhibit 10.3

Organogenesis has requested that portions of this document be accorded confidential treatment pursuant to Rule 24b-2 promulgated under the Exchange Act of 1934, as amended.

License and Services Agreement

Confidential materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks [***] denote omissions.

This License and Services Agreement (“Agreement”), effective as of the date of the last signature below (“Effective Date”), is made by and between Net Health Systems Inc., a Pennsylvania corporation having its principal place of business at 40 24th Street, Pittsburgh, PA 15222-4657 (hereinafter “Net Health Systems”) and Organogenesis Inc., a Delaware corporation having its principal place of business at 150 Dan Road, Canton, Massachusetts 02021 (“Organogenesis”) (all parties collectively the “Parties” and each, a “Party”) for that certain project entitled “Organogenesis Data Project with WoundExpert®”.

WHEREAS, Organogenesis has accepted a proposal from Net Health Systems to provide data in accordance with the plan entitled “Organogenesis Data Project with WoundExpert®” (hereinafter the “Project,” which is more fully set forth and described in EXHIBIT A and incorporated herein). To the extent there is any conflict between the terms and conditions of EXHIBIT A and this Agreement, the express terms and conditions of this Agreement shall control.

WHEREAS, Net Health Systems has the expertise, data and resources to conduct and manage the Project.

WHEREAS, Net Health Systems maintains and is the sole owner of the WoundExpert® electronic medical record system (“EMR”). The data contained in the EMR encompasses aspects of  [***].

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and conditions contained herein, Organogenesis and Net Health Systems agree as follows:

1.                                      Definitions.

a.                                      “AWCP Data” means the definition provided in Section 4 under Exhibit A.

b.                                      “Cure Period” means the definition provided in Section 3.a of the Agreement.

c.                                       “Evaluation Period” means the definition provided in Section 6 of the Agreement.

d.                                      “GWC Data” means the definition provided in Section 5 under Exhibit A.

e.                                       “HIPAA” means the Health Insurance Portability and Accountability Act of 1996.

f.                                        “Minimum Quality Standards” means a data feed is complete as to structure and content in accordance with the requirements set forth in Exhibit A, provided, however, the fields under Custom Procedures as defined under Attachment A shall be excluded from this definition. In order to meet Minimum Quality Standards, the transferred data in each Work delivered following the Evaluation Period must maintain (i) less than 10% variance in the total number of blank fields for each data field within any Work delivering an AWCP Data feed as compared to the first Work delivering an AWCP Data feed accepted by Organogenesis, and (ii) less than 10% total number of blank

Confidential materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks [***] denote omissions.

The information contained in this document is privileged, confidential, and intended for the exclusive use of Organogenesis and Net Health Systems Inc.  All rights reserved.

fields for the following ten (10) critical variables identified in Exhibit A, Attachment A; [***].

g.                                       “PHI” means Protected Health Information, as defined under HIPAA.

h.                                      “Preferred Product Data” means the definition provided in Section 2.a under Exhibit A.

i.                                          “Purpose” means the definition provided in Section 2.a of the Agreement.

j.                                         “Regulations” means all federal, state and local laws, regulations and guidelines, as well as all requirements of Net Health Systems, and any other relevant professional standards potentially applicable to the Project, including, but not limited to, the Federal Food, Drug and Cosmetic Act, the Health Insurance Portability and Accountability Act of 1996, and all regulations promulgated thereunder, as amended from time to time.

k.                                      “Term” means the definition provided in Section 6.a of the Agreement.

l.                                          “Work” or “Works” means the Advanced Wound Care Product (AWCP) Data and the Good Wound Care (GWC) Data, prepared by Net Health Systems and provided to Organogenesis according to the format, level of detail, and timeline required under the terms and conditions of the Project.

2.                                      Purpose; Scope; License.

a.                                      Net Health Systems shall design, retrieve and deliver the Works to Organogenesis in accordance with Exhibit A. Organogenesis shall have the right to conduct research and analysis using the Works and may publish and present the results of such research and analysis (the “Purpose”).

b.                                      Net Health Systems hereby grants, and Organogenesis hereby accepts, a worldwide exclusive license to the Preferred Product Data (including AWCP Data) and right to use, copy, modify, enhance, transfer and prepare derivatives of the Works containing the AWCP Data for the Purpose. In order to provide Organogenesis with exclusivity for so long as the license remains exclusive (as further detailed at Exhibit A), Net Health Systems agrees that it will not grant licenses or use, transfer, disclose, or utilize the Preferred Product Data, including the AWCP Data, for the benefit of other persons or entities during the Term. Upon termination or expiration of this Agreement or termination of exclusivity in accordance with Exhibit A, such license grant and Organogenesis’s rights to the AWCP Data shall convert to a perpetual, worldwide, non-exclusive license to use, copy, modify, enhance, transfer and prepare derivatives of the Works for the Purpose.

c.                                       Net Health Systems hereby grants, and Organogenesis hereby accepts, a perpetual, worldwide non-exclusive license and a right to use, copy, modify, enhance, transfer and prepare derivatives of the Works containing the GWC Data for the Purpose.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks [***] denote omissions.

d.                                      Net Health Systems staff shall be reasonably available to consult with Organogenesis by telephone during normal working hours to discuss its data gathering procedures and to explain the results delivered in any Works.

e.                                       Until a written notification is sent with information otherwise, any questions regarding the performance of services, scope of the Project and delivery of the Works shall be directed as follows:

To Organogenesis:	To Net Health Systems:

[***]	[***]
Organogenesis, Inc.	Net Health Systems, Inc.
150 Dan Road	40 24th Street
Canton, MA 02021	Pittsburgh, PA 15222-4657
[***]	[***]

3.                                      Consideration.

a.                                      In exchange for the satisfactory performance of the Project and delivery of the Works by Net Health Systems meeting Minimum Quality Standards, Organogenesis shall pay to Net Health Systems the consideration outlined in Exhibit A, Section 1. In the event that Minimum Quality Standards are not met for any Work delivered to Organogenesis and Organogenesis has notified Net Health Systems in writing that such Work does not meet Minimum Quality Standards, Net Health Systems shall have one (1) additional quarter to provide additional patient data (which includes improving patient data initially delivered in the Work, replacing existing patient data with new patient data, and removal of patient data) so that any deficient records in a transferred Work meets the Minimum Quality Standards (“Cure Period”) and Organogenesis shall not be required to pay Net Health Systems for any patient record until such time as it meets the Minimum Quality Standards.

b.                                      In exchange for the exclusive licenses granted by Net Health Systems to Organogenesis hereunder, Organogenesis shall pay to Net Health Systems the consideration outlined in Exhibit A, Section 2.

c.                                       Net Health Systems shall submit to Organogenesis an itemized invoice containing reasonable detail of the fees associated with each of the Works delivered to Organogenesis as more fully set forth in Exhibit A. Payments on such invoices for undisputed Works meeting Minimum Quality Standards are due within forty-five (45) days from receipt by Organogenesis. Invoices shall be sent to Organogenesis as follows:

[***]

Organogenesis, Inc.

150 Dan Road

Canton, MA  02021

[***]

Confidential materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks [***] denote omissions.

4.                                      Publications; Ownership.

a.                                      Organogenesis shall have a full and exclusive worldwide right to use, publish, disclose, present and distribute Organogenesis’s analysis of the Works, in any manner and style that it determines, provided however, in the event that a Work includes data sets describing poor healing rates or wound closure capabilities directly attributed to patient treatment using negative pressure wound therapy devices (the “Limited Use Field”), then the Parties shall fully collaborate and agree with respect to the interpretation of data in the first public disclosures of such publications or presentations. Publications or presentations in the Limited Use Field shall include a statement substantially similar to the following in any publication, disclosure, presentation or distribution:

“De-identified patient data released to Organogenesis was consistent with the terms and conditions of Net Health System’s client contracts and the requirements of HIPAA.”

The contents of a proposed publication of Organogenesis’s analysis of the Works in the Limited Use Field shall be Confidential Information of Organogenesis until published by Organogenesis.

b.                                      Organogenesis shall have a full and exclusive worldwide right to use, publish, disclose, present and distribute Organogenesis’s analysis of the Works, in any manner and style that it determines outside of the Limited Use Field provided that a statement substantially similar to the following shall be included in any publication, disclosure, presentation or distribution;

“De-identified patient data released to Organogenesis was consistent with the terms and conditions of Net Health System’s client contracts and the requirements of HIPAA. Net Health Systems was not involved in any way in the analysis, interpretation or reporting of the data.”

Organogenesis will provide Net Health Systems at least fourteen (14) days prior written notice of a publication of Organogenesis’s analysis of the Works outside the Limited Use Field along with a copy of publication, the contents of which shall be Confidential Information of Organogenesis until published by Organogenesis.

c.                                       Notwithstanding the above in Sections 2.a and 2.b, Organogenesis acknowledges that Net Health Systems is the sole and exclusive owner of its intellectual property, including without limitation the trademark WoundExpert®. Nothing herein shall be construed to permit the use of such intellectual property by Organogenesis other than for the purposes expressly contemplated herein. Except for the licenses granted by Sections 2.a and 2.b, this Agreement grants no copyright, trademark, trade secret or patent rights or licenses, express or implied, only a limited right of use subject to the terms of this Agreement and only to the extent necessary for Organogenesis’s permitted use as contemplated herein.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks [***] denote omissions.

d.                                      Net Health Systems covenants, represents, and warrants:

i.                                          that Net Health Systems is and will be the sole owner of the Works, and has full right and power to make this Agreement and grant the licenses to Organogenesis expressed or contemplated herein, without violation of any applicable law or the proprietary rights of any third party;

ii.                                       that the Works and, to the commercially reasonable knowledge of Net Health Systems, Organogenesis’s exercise of its rights to the Works as described in this Agreement, do not and shall not violate or infringe any copyright or proprietary rights of any third party;

iii.                                    that Net Health Systems will not, in any manner, dispose of any of the rights herein granted to Organogenesis nor will Net Health Systems grant any rights adverse to or inconsistent with this Agreement,

iv.                                   that no part of the Works is libelous, obscene or unlawful, or violates any right of privacy;

v.                                      that the Works are and will be factually accurate and original, provided that Net Health Systems shall not be responsible for inaccurate information provided to Net Health Systems through the data input process of its provider clients;

vi.                                   that it has acknowledged and attributed or will acknowledge and attribute all intellectual debts, contributions, quotations, excerpts, and authorship of any third party in any of the Works;

vii.                                that Net Health Systems has obtained or will obtain prior to delivery of the Works to Organogenesis, both for the benefit of Net Health Systems and for the benefit of Organogenesis, any permission, consideration, or authorization necessary in order that Organogenesis may use, publish, disclose, present, and/or distribute its analyses of the Works; and

viii.                             that the Works have been prepared and completed in accordance with commercially reasonable standards of professional integrity and the terms of the Project, and in accordance with applicable laws and regulations, and, to the commercially reasonable knowledge of Net Health Systems, Net Health Systems’ provision of the Works to Organogenesis shall not violate any applicable laws or regulations.

e.                                       Organogenesis covenants, represents, and warrants:

i.                                          that Organogenesis will not use or disclose the Works for any purpose not contemplated by this Agreement or as otherwise required by law;

ii.                                       that Organogenesis will not sell, offer for sale or resell any of the Works without the prior written consent of Net Health Systems, which consent may be withheld in the sole discretion of Net Health Systems;

Confidential materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks [***] denote omissions.

iii.                                    that Organogenesis shall use commercially reasonable safeguards to prevent use or disclosure of the Works other than those provided for by this Agreement;

iv.                                   that Organogenesis shall report to Net Health Systems any use or disclosure of the Works not provided for by this Agreement of which it becomes aware, including without limitation, any discovery that the data feeds inadvertently include identifiable PHI, within ten (10) days of its discovery; and.

v.                                      that Organogenesis has the power and authority to enter into this Agreement and to perform its obligations hereunder.

5.                                      Confidentiality.

a.                                      In the course of the Parties’ respective performance of this Agreement, the Parties may gain access to certain proprietary information relating to the Project, which is disclosed either by Organogenesis or Net Health Systems including formulae, specifications, data, notes, lists, drawings, business plans, electronic medical records (EMR), and the Works all of which Organogenesis and Net Health Systems consider to be their respective confidential information. Such proprietary and confidential information shall be considered as being confidential to the Parties (“Confidential Information”) at the time of disclosure to Organogenesis or Net Health Systems.

b.                                      All Parties agree that they will not disclose the Confidential Information to others who are not bound under the same obligations of confidentiality and non-use as set forth in this Agreement. The Parties further agree to take all reasonable and necessary measures to safeguard the Confidential Information against unauthorized disclosure to others.

c.                                       The Parties agree that they will use the Confidential Information solely for carrying out their respective obligations and exercising their rights related to the Purpose. The Parties further agree that they will take all reasonable and necessary steps to protect against any unauthorized use of the other’s Confidential Information.

d.                                      Obligations under this Section shall expire, and the obligations of confidentiality and non-use hereunder shall be void and of no effect, five (5) years after the Effective Date, but shall not apply to information that (i) is or becomes generally available to the public under circumstances involving no breach of a Party’s obligations hereunder; (ii) is generally disclosed to third parties, to the extent such disclosure is permitted by this Agreement, by Organogenesis or Net Health Systems without restriction on such third parties; (iii) developed independently by the Parties and otherwise not related to the services provided herein, or (iv) is approved for release by a prior written authorization of the disclosing Party.

e.                                       In the process of completing its obligations under this Agreement, Net Health Systems agrees that it will not disclose any PHI to Organogenesis or to any third party. Net Health Systems represents and warrants that information provided to Organogenesis

Confidential materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks [***] denote omissions.

is de-identified as defined by HIPAA in 45 C.F.R. § 164.514(a). In the event that PHI will be shared, the Parties agree to enter into a mutually agreeable business associate agreement (as defined by HIPAA).

f.                                        The Parties recognize that any breach of confidentiality or misuse of information found in and/or obtained from records may result in the termination of this Agreement and/or legal action.

6.                                      Term and Termination.

a.                                      Term. This Agreement shall commence as of the Effective Date and, unless terminated sooner as provided for herein, shall expire upon the date that is three (3) years from the Effective Date (the “Term”), provided, however, Organogenesis shall have the option to extend the Term on an annual basis thereafter by payment of the exclusivity fees as provided for under Section 2.b in Exhibit A.

b.                                      Termination by Organogenesis For Incomplete Works. Organogenesis may terminate this Agreement within ninety (90) calendar days of its receipt of the first Work delivering an AWCP Data feed (the “Evaluation Period”), but only in the event that Organogenesis’s inspection reveals that the Work is not 90% complete as to structure and quality content related to a) blank fields, b) irregular or clinically inappropriate values, and c) statistically usable data that will enable Organogenesis to conduct data analyses with only minimal patient medical record exclusions consistent with the Purpose. Organogenesis will compensate Net Health Systems [***] if it elects to terminate this Agreement during the Evaluation Period, return all tangible forms of the Works, and surrender all rights regarding the use of the data contained in the Works in any form.

After the Evaluation Period, in the event that Minimum Quality Standards are not met for any Work and Net Health Systems has not remedied the data deficit during the Cure Period, Organogenesis may terminate this Agreement upon written notice without penalty and with no further compensation due to Net Health Systems. In the event that Organogenesis terminates the Agreement due to the Works not meeting Minimum Quality Standards, Organogenesis will retain the exclusive license to Preferred Product Data (including exclusive rights to use the AWCP Data) for the remainder of the exclusivity period for which payments were already made. Following the expiration of the exclusivity period, Organogenesis shall retain non-exclusive licenses and rights to use the AWCP Data and GWC Data as granted hereunder.

c.                                       Termination by Organogenesis For Convenience.  If Organogenesis elects to terminate this Agreement at any point after the Evaluation Period for any reason or no reason, Organogenesis shall compensate Net Health Systems for the Works transferred and meeting Minimum Quality Standards received prior to the date of Organogenesis’s providing notice to terminate. In the event that Organogenesis’s total fees paid under this Agreement at the time of termination notification are less than [***] (not including exclusivity payments per Section 2.b of Exhibit A), then Organogenesis shall pay to Net Health Systems the difference between the actual amounts paid and [***], provided, however, that the Minimum Quality Standards have been met for all Works or have been cured during the Cure Period set forth at Section 3.a.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks [***] denote omissions.

Organogenesis will retain the exclusive license to Preferred Product Data (including exclusive rights to use the AWCP Data) for the remainder of the exclusivity period for which payments were already made. Following the expiration of the exclusivity period, Organogenesis shall retain non-exclusive licenses and rights to use the AWCP Data and GWC Data as granted hereunder.

d.                                      Termination for Breach. Either Party may terminate this Agreement for cause upon thirty (30) calendar days written notice of breach of any material term or condition of this Agreement by the other Party if such breach is not corrected within thirty (30) calendar days from the date such notice is received by the breaching Party. The notice of breach under this Subsection shall specify with reasonable particularity the nature and extent of the material breach for which complaint has been made by the aggrieved Party.

e.                                       Obligations Upon Termination.  Except as otherwise set forth herein, the Parties acknowledge and agree that the provisions of Section 2 (Purpose; Scope; License), Section 4 (Publications; Ownership) and Section 5 (Confidentiality) will survive any termination of this Agreement, and that their obligations described in each of these Sections will survive notwithstanding such termination. Notwithstanding the foregoing, Organogenesis shall retain its license rights pursuant to Section 2 only with respect to all Works for which it has paid the applicable fees. Except as set forth in Section 6.b above, Organogenesis agrees to pay Net Health Systems for all Works delivered to and accepted by Organogenesis identified in Section 3 above that have been completed as of the date of termination.

7.                                      Indemnification.

a.                                      Indemnification of Net Health Systems. Organogenesis shall indemnify, defend, and hold Net Health Systems, its affiliates, directors, officers, agents, and employees, harmless from and against any and all losses, costs, claims, actions, suits, and liabilities asserted by third parties, including reasonable attorney’s fees, arising out of or relating to Organogenesis’ use of any Works, except those losses to the extent resulting from (1) the negligence or reckless or willful act or omission of Net Health Systems, its affiliates, agents, servants, and employees, or (2) any breach of this Agreement by Net Health Systems, its affiliates, directors, officers, agents, and employees.

b.                                      Indemnification of Organogenesis.  Net Health Systems shall indemnify, defend, and hold Organogenesis, its affiliates, directors, officers, agents, and employees harmless from and against any and all losses, costs, claims, actions, suits, and liabilities asserted by third parties, including reasonable attorney’s fees, arising out of or relating to (1) the negligence or reckless or willful act or omission of Net Health, its affiliates, directors, officers, agents, and employees or (2) any breach of this Agreement or Services provided by Net Health Systems, its affiliates, directors, officers, agents, and employees.

c.                                       Indemnification Procedure. The indemnified Party shall give the indemnifying Party prompt notice of any such claim or lawsuit (including a copy thereof) served upon it and shall fully cooperate with the indemnifying Party and its legal representatives in

Confidential materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks [***] denote omissions.

the investigation of any matter that is the subject of an indemnification hereunder. The indemnifying Party shall have sole control over the defense and settlement of any claim, liability, or action covered by this Indemnification provision, and any settlement shall be subject to the approval of the indemnified Party, which approval will not be unreasonably withheld, conditioned or delayed.

8.                                      Miscellaneous.

a.                                      Organogenesis hereby acknowledges and agrees those rights granted under Sections 2.a, 2.b, 2.c., 4.a and 4.b of this Agreement are expressly conditioned upon Net Health Systems’ receipt in full of the consideration due as described in Section 3 hereinabove and Exhibit A.

b.                                      This Agreement shall be construed, interpreted and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

c.                                       If any provision of this Agreement shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable, the remaining provisions shall remain in full force and effect and such provision shall be changed or interpreted so as to best accomplish the objectives of such unenforceable or invalid provision to the maximum extent permitted by law.

d.                                      This Agreement may not be modified except by an instrument in writing signed by each Party’s duly authorized representative. Any waiver by either Party of any default or breach hereunder shall not constitute a waiver of any provision of this Agreement or of any subsequent default or breach of the same or a different kind.

e.                                       The Parties will comply with all applicable laws, rules and regulations in performing under this Agreement.

f.                                        Net Health Systems and Organogenesis each represent and warrant that neither they, nor any of their employees or contracted personnel who will participate in the services and Works to be provided under or pursuant to this Agreement, has been, and covenant that during the term of this Agreement shall not be: (i) sanctioned within the meaning of Social Security Act Section 1128A or any amendments thereof; (ii) convicted of violating the federal Stark law, federal false claims act, federal anti-kickback statute, HIPAA provisions, federal civil money penalties statute, or similar state laws; or (iii) debarred, excluded or suspended from participation in any federal or state health care program.

g.                                       Net Health Systems and Organogenesis each represent and warrant that neither they, nor any of their employees or contracted personnel who will participate in the services and Works to be provided under or pursuant to this Agreement, had, and covenant that during the term of this Agreement shall not have, a complaint filed against them by any enforcement agency, which complaint alleges either felony criminal acts of a violent nature or any crime relating to the practice of medicine.

h.                                      This Agreement shall not be assigned, delegated, or transferred by either Party without the written consent of the other Party. A merger, change of control, corporate

Confidential materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks [***] denote omissions.

reorganization or sale of assets shall not be considered as assignment requiring written consent.

i.                                          This Agreement is intended to inure only to the benefit of Net Health Systems and Organogenesis. None of the provisions of this Agreement are intended to create, nor shall be deemed or construed to create, any relationship between Net Health Systems and Organogenesis other than that of independent entities contracting with each other hereunder solely for the purpose of effecting the provisions of this Agreement. Neither of the Parties hereto, nor any of their respective employees shall be construed to be the agent, employer or representative of the other.

j.                                         This Agreement and Exhibit A (and its Attachments) hereto are intended by the parties as a final expression of their agreement and as a complete statement of the terms thereof, and shall supersede all previous understandings and agreements. The parties shall not be bound by any representation, promise or inducement made by either Party or agent of either Party that is not set forth in this Agreement or Exhibit A (and its Attachments).

k.                                      Notices. Any notices pertaining to this Agreement (other than invoices provided under Section 3 above) shall be given in writing and shall be deemed duly given when personally delivered to a Party or a Party’s authorized representative as listed below or sent by means of a reputable overnight carrier, or sent by means of certified mail, return receipt requested, postage prepaid. A notice sent by certified mail shall be deemed given on the date of receipt or refusal of receipt. All notices shall be addressed to the appropriate Party as follows:

If to Net Health Systems:	If to Organogenesis:

Net Health Systems, Inc.	Organogenesis, Inc.
40 24th Street	150 Dan Road
Pittsburgh, PA 15222-4657	Canton, MA 02021
Attn: President	Attn: General Counsel
Tel. [***]	Tel. [***]

l.                                          Counterparts: This Agreement may be executed and delivered in one or more counterparts, each of which when executed and delivered shall be deemed to be an original but all of which when taken together shall constitute one and the same Agreement.

In witness whereof, the parties have caused this Agreement to be duly executed by duly authorized officers. Each person signing this Agreement represents and warrants that he or she is authorized to execute this Agreement on behalf of the Party represented.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks [***] denote omissions.

NET HEALTH SYSTEMS INC.		ORGANOGENESIS INC.

By:	/s/ Patrick L. Colletti	By:	/s/ Damien Bates

Name:	Patrick L. Colletti	Name:	Damien Bates

Title:	President	Title:	Chief Medical Officer

Date:	August 15, 2011	Date:	September 14, 2011

Confidential materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks [***] denote omissions.

EXHIBIT A

Specification of Services to be Performed; Terms and Conditions of the Project

1.             Compensation.

a.             Compensation for AWCP Data:

i.              Organogenesis will pay to Net Health Systems over the first three (3) years of the Agreement a minimum cumulative total of [***] for the transfer of [***] separate AWCP Data records that each describe a distinct patient history and meeting Minimum Quality Standards. If less than [***] patient history records are transferred to Organogenesis during the Term, the minimum fee due Net Health Systems will be adjusted according to the number of actual AWCP Data records transferred.

ii.             Fees are accrued per patient history record transferred to Organogenesis per year and are based on a scale of [***] per year for patient records [***]. Thereafter, any further fees paid for a patient history record transferred to Organogenesis shall be paid at the rate of [***]. For the purpose of clarity, Organogenesis will not be charged the per year fee for patients who did not have any follow-up visits within the year. “Per year” is defined as one year (365 days) from the date that a patient’s information was originally transferred into a data feed.

iii.            Invoices will be issued every three (3) months based on the actual volume of AWCP Data transferred.

iv.            The first payment is due within ten (10) days of acceptance of the first AWCP Data feed before the end of the Evaluation Period. Thereafter, payments shall be due to Net Health Systems within forty-five (45) days of Organogenesis’ receipt of invoice and shall be based on the number of new patients or existing patients who received additional treatment occurring more than 365 days since their last appearance in a data feed.

b.             Compensation for GWC Data:

i.              Organogenesis will further pay to Net Health Systems over the first three (3) years of the Agreement approximately [***] more in cumulative payments for the transfer of GWC Data records describing medical histories for up to [***] patients.

ii.             Payments are based on a fee of [***] per GWC Data file for each patient history record utilized by Organogenesis (i.e., “utilized” means patients used in the final analyses by Organogenesis to support a publication or presentation). It is assumed that up to [***] patient records may need to be transferred in order to provide [***] GWC patients.

iii.            Payments shall be made in the amount of [***] each quarter concurrent with the quarterly payments provided for the AWCP Data feeds. In the event that Net Health Systems transfers the complete [***] GWC Data set to Organogenesis before the full twelve (12) payments have been made, Organogenesis shall make all balance payments due Net Health Systems at the time of its next regularly scheduled payment.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks [***] denote omissions.

2.             Exclusivity.

a.             Scope of Exclusivity. Net Health Systems hereby agrees that it will not use, transfer, or license rights to use or manipulate/analyze the Preferred Product Data (as defined below), including any information related to a product’s (such product falling within the definition of Preferred Product Data) application or usage, for the benefit of itself or any third party other than Organogenesis for a period commencing upon the Effective Date and extending for the exclusivity period as set forth in Section 2.b below. The “Preferred Product Data” is defined as: [***].

b.             Compensation for exclusivity:

i.              The initial exclusivity period for Organogenesis to Preferred Product Data shall be for the first three (3) years of the Agreement immediately following the Effective Date. The exclusivity fee for each of these three (3) years shall be [***].

ii.             There shall be an additional exclusivity period for Organogenesis to Preferred Product Data during the fourth (4th) year following the Effective Date of the Agreement. The exclusivity fee for the 4th year shall be [***].

iii.            There shall be a final exclusivity period for Organogenesis to Preferred Product Data during the fifth (5th) year following the Effective Date of the Agreement. The exclusivity fee for the 5th year shall be [***].

iv.            Organogenesis shall have the right to opt out of this exclusivity provision at any time after the Evaluation Period by providing to Net Health Systems at least six (6) months written notice of its intent prior to the next annual anniversary of the Effective Date.

c.             The initial exclusivity fee payment is due upon acceptance of the first AWCP data feed at the end of the Evaluation Period. Each exclusivity payment thereafter is due within five (5) business days from the initiation of each new annual exclusivity period. After the initial three (3) years, each subsequent exclusivity period is granted on a per year (365 days) basis from the Effective Date.

d.             For clarity, Net Health Systems may license patient data included in part within the AWCP Data provided that such data does not include Preferred Product Data (i.e., whether the products were used, applied, and/or any information relating to the procedures using, or application of, such products). For further clarity, Net Health Systems shall not be prohibited from using or disclosing in any manner that it determines wound care data included in part within the AWCP Data if such wound care data is used or disclosed only in the aggregate and does not include the efficacy and healing data associated with it, it being intended that Net Health Systems shall be permitted to use or disclose such information in its business.

e.             At Organogenesis’ sole discretion and upon prior written approval during the Term, Net Health Systems may, on a case-by-case basis, license the Preferred Product Data and AWCP Data to a third party.

f.             There are no restrictions on Net Health System’s ability to transfer GWC Data to any entity for any purpose at any time.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks [***] denote omissions.

g.             Organogenesis shall retain a perpetual, fully paid up, non-exclusive license to the AWCP Data and GWC Data in the event of expiration or termination of the Agreement for any reason other than breach by Organogenesis, provided, however, that total payments made to Net Health Systems under the Agreement are equal to or greater than [***].

3.             Deliverables.

a.             Net Health Systems will provide Organogenesis with cumulative quarterly AWCP Data feeds for a term of three (3) years (i.e., a total of 12 data transfers) commencing when there are data available for at least [***] Apligraf patients and at least [***] AWCP patients in total for the first data set transfer (anticipated to occur in September, 2011).

b.             Net Health Systems will provide Organogenesis with a cumulative annual GWC Data feed for a term of three (3) years commencing in September, 2011. The GWC Data feed is based on Net Health System’s flow of applicable patients so that an adequate sample of comparator records can be collected to serve as a control arm.

c.             Organogenesis may inspect the first AWCP Data feed during the Evaluation Period to measure completeness in structure and content. Thereafter, each AWCP Data feed shall be deemed accepted for structural completeness if it meets all the same criteria. In cases where the AWCP Data or GWC Data is deemed not meeting Minimum Quality Standards, Net Health Systems shall use its commercially reasonable efforts to address the identified issues and re-send the transfer during the Cure Period.

d.             Data will be transmitted in a mutually agreed upon format (e.g., SAS, Comma-Separated Format (hereinafter “CSV”)).

e.             A document that describes the company and pertinent information about the data extract shall accompany the transfer. It should include at a minimum:

i.              Description of the Company and WoundExpert;

ii.             Specify primary key for merging relational datasets;

iii.            Criteria for creating the dataset (e.g., what fields from the WoundExpert system are included in a particular transferred field, like dressings);

iv.            Time period for the dataset: e.g., April 1, 2009 through June 30, 2011 for the first transfer;

v.             Available values/options for each field (e.g. data dictionary, explanation of how derived fields were analyzed);

vi.            Define any formats needed for analysis and full variable names if truncated in the CSV file; and

vii.           Appropriate definitions of variable as provided to facilities (it may differ from how each facility implements the system) and the dataset.

4.             AWCP Data:  The AWCP Data shall mean a subset of patient medical records in the EMR containing certain agreed upon data variables as outlined in Attachments A and C to this Exhibit A, and receiving therapy with one or more of the [***] commercial products listed below.

1.     Apligraf (Organogenesis)

2.     Dermagraft (Advanced BioHealing/Shire)

Confidential materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks [***] denote omissions.

[***]

All available data in each patient medical record at the time of each quarterly data feed that have been entered into the EMR after the date of 01July2009 must be transferred. Should data collection methods in the EMR change while Net Health Systems is delivering the Works, reasonable efforts will be made by Net Health Systems to modify the structure of the data feeds to accommodate the EMR system revisions such that Organogenesis receives all available data on the commercial products listed above.

Once a patient receives an AWCP, data should be extracted for every clinic visit that occurs from the date of the patient’s initial visit ever at the facility for wound/ulcer(s) through the earlier to occur of either (i) the anniversary date that is three (3) years from the Effective Date, or (ii) the end of the Term.

5.             GWC Data: The GWC Data shall mean [***]. Patients who meet the following criteria should be extracted and flagged as GWC patients:

a.             The GWC start date is defined as the earliest date for which the subject meets the following two criteria:

i.              Patients must have not received any AWCP or [***] within 60 days of the GWC start date.

ii.             Patients must have not received any AWCP or [***] in the 12 weeks following the GWC start date.

b.             The selection of patients must be done independently of the selection of the AWCP Data cohort (i.e., there may be no overlap between patients who received GWC and patients who received an AWCP or [***]).

c.             The data variables for the GWC Data will include all variables outlined in Attachments B and C to this Exhibit A, attached hereto and incorporated herein by reference

Confidential materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks [***] denote omissions.

Attachment A: AWCP Dataset Fields

The following datasets will be delivered. Although WoundExpert tracks all of the data in this attachment, not all facilities use each field and this will result in certain records having incomplete data.

NOTE: Except where noted, visit data will be sent for all visits occurring on the date of or after the date of the initial visit.

[***]

Baseline Wound Information/Initial Visit for Ulcer

1.     [***]

2.     Unique Wound ID

3.     Wound Type

4.     Wound Location:

Body Part

Body Part Other

Dorsal/Plantar

Left/Right

Medial/Lateral

Anterior/Posterior

Proximal/Distal

Inferior/Superior

5.     Days from date acquired (ie, patient reported onset date) to first wound visit date

6.     Wound Status (at final recording of wound)

7.     Days wound treated (first assessment to last assessment)

8.     Wound first visit (from patient first visit to wound’s first visit)

Wound Follow-up (one record per visit, including initial visit)

1.     [***]

2.     Unique Wound ID

3.     Unique Visit ID

4.     Infection at wound site

Signs/symptoms present (Y/N)

Signs/symptoms present (check/uncheck)

Confirmed local (check/uncheck)

Confirmed systemic (check/uncheck)

5.     Depth of ulcer (eg, partial thickness, full thickness, Wagner Grade)

6.     Length

7.     Width

8.     Depth

9.     Wound Bed Characteristics

Slough (Adherent Yellow, Moist Yellow)

Eschar (Dry Black, Moist Black)

Confidential materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks [***] denote omissions.

Granulation (%, texture, pale grey, bright red, pink)

Epithelialization

10.  Edema

11.  Pain Assessment (0 - 10 scale)

12.  Exudate Type

13.  Exudate Amount

14.  Exposed Structure (Tendon, Ligament, Muscle, Joint, Bone)

15.  Wound Progress

16.  Wound Days on Service (Current visit date minus wound’s first visit date)

Vital Signs

1.     [***]

2.     Visit ID

3.     BMI

4.     Capillary Blood Glucose

CPT4 Tracking

1.     [***]

2.     VisitID

3.     CPT4Code (list the following)

•      Dermagraft - Q4106, 15365,15366

•      [***]

•      Apligraf - Q4101, 15340, 15341

•      [***]

In 2011 physicians, when billing Medicare for Apligraf and Dermagraft use G0440 and G0441.

4.     CPT4 Description

5.     Modifier

Medication Tracking (for Corticosteroids only)

1.     [***]

2.     Medication Name

3.     Medication Days from 1st visit (could be a negative) for Medication Start

4.     Medication Days from 1st visit for Medication End

Treatment Notes

This section is intended to collect the treatment provided to the wound: whether the wound was cleansed and with what product, what agents were applied to the wound (eg, topical antibiotics, anesthetics), and primary/secondary dressings (which also include those that contain antibacterial properties), compression, and off-loading.

1.     [***]

2.     Visit ID

3.     Wound ID

4.     Treatment Notes Step ID

5.     Treatment Notes Step Description

6.     Product Category ID

7.     Produced Category ID

Confidential materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks [***] denote omissions.

8.     Brand Name

9.     Brand ID

10.  Product Name

11.  Product ID

Apligraf Application

1.     [***]

2.     Unique Wound ID

3.     Unique Visit ID

4.     Amount used

5.     Waste

6.     Lot Number

7.     Expiration Date

8.     Fenestration (Yes/No; product used)

9.     Method of Securing (Yes/No; produced used to secure)

10.  Dressing applied to product (Yes/No; dressing name)

11.  Procedural pain assessment after Apligraf application

Dermagraft Application

1.     [***]

2.     Unique Wound ID

3.     Unique Visit ID

4.     Amount used

5.     Waste

6.     Method of Securing (Yes/No; produced used to secure)

7.     Dressing applied to product (Yes/No; dressing name)

8.     Procedural pain assessment after application

[***] Application

1.     [***]

2.     Unique Wound ID

3.     Unique Visit ID

4.     Amount used

5.     Waste

6.     Method of Securing

7.     Dressing applied to product (Yes/No; dressing name)

8.     Procedural pain assessment after application

Debridements (per visit and since initial visit)

1.     [***]

2.     Unique Wound ID

3.     Unique Visit ID

4.     Debridement Type

5.     Level (if excisional)

6.     Area (if selective)

7.     Post debridement length

Confidential materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks [***] denote omissions.

8.     Post debridement width

9.     Post debridement depth

Lower Extremity Assessment (one record per visit or as entered; indicate Left or Right side in each record or variable)

1.     [***]

2.     Unique Wound ID

3.     Unique Visit ID

4.     Compression Therapy Used (Y/N)

5.     Compression Device Used

6.     Compression device used correctly (Y/N)

7.     Offloading (Y/N)

8.     Offloading Device Used

9.     Offloading device used correctly (Y/N)

10.  ABI

Negative Pressure Wound Therapy (at any point since initial visit)

1.     [***]

2.     Unique Wound ID

3.     Unique Visit ID

4.     Days to Initial Application (initial application date minus the first visit date for the wound)

5.     Days to Application (current application date — initial application date)

6.     Days to NPWT Stop (last application date — initial application date)

7.     Coverage Size

8.     Days of Therapy

Hyperbaric Oxygen

1.     [***]

2.     Unique Wound ID

3.     Unique Visit ID

4.     Treatment Number

Custom Procedures (To include only procedures for the 7 AWCP in Exhibit A Section 4; data within this table will not be used for quality or structure analysis)

1.     [***]

2.     Unique Visit

3.     Name of Procedure

4.     Notes

Confidential materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks [***] denote omissions.

Attachment B: GWC Dataset Fields

The following datasets will be delivered.

NOTE: Except where noted, visit data will be sent for all visits occurring on the date of or after the date of the initial visit.

The following datasets to be transferred should include all variables that are outlined in Attachment A:

•      Baseline Information

•      Medical History

•      Visit Information

•      Baseline Wound Information

•      Wound Follow-up

•      Vital Signs

•      Medication History

•      Treatment Notes

•      Debridement

•      Lower Extremity Assessment

Confidential materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks [***] denote omissions.

Attachment C: Prior Family Social History (Medical History) Fields

The following terms along with the associated free text field will be transferred.  The system should be reviewed to ensure that all similar terms are transferred; the table below outlines the synonymous terms present in the demonstration instance of the WoundExpert system.

	Medical History Term	Synonyms found in demo system	Body System(s)
1	Rheumatoid Arthritis	Arthritis, osteoarthritis,	Allergic/Immunologic, Musculoskeletal
2	Osteomyelitis		Musculoskeletal, Co-Morbid Conditions
3	Amputation		Musculoskeletal
4	Charcot	Charcot Foot	Musculoskeletal, Co-Morbid Conditions
5	Cancer	Malignancy, cancer	Oncologic, Integumentary
6	AIDS		Allergic/Immunologic, Co-Morbid Conditions
7	Epidermolysis Bullosa		Allergic/Immunologic
8	HIV	HIV positive	Co-Morbid Conditions, Allergic/Immunologic
9	Immune deficiency		Allergic/Immunologic
10	Lupus	Lupus erythematosis	Allergic/Immunologic, Co-Morbid Conditions
11	Pyoderma Gangrenosum		Allergic/Immunologic
12	Reynaud’s Disease	Raynaud’s disease	Allergic/Immunologic, Co-Morbid Conditions
13	Anemia		Hematologic/Lymphatic, Co-Morbid Conditions
14	Anticoagulant therapy		Hematologic/Lymphatic
15	Lymphedoma		Hematologic/Lymphatic, Co-Morbid Conditions
16	Sickle cell anemia		Hematologic/Lymphatic
17	Cancer - Received chemotherapy	Cancer with concurrent chemotherapy	Oncologic, Co-Morbid Conditions
18	Cancer - Received radiation		Oncologic
19	Cancer Type	Colon cancer	Oncologic, Gastrointestinal
20	Other (Oncologic)		Oncologic
21	Antibiotic use		Prior Wound History
22	Culture		Prior Wound History
23	HBO		Prior Wound History
24	Hydrotherapy		Prior Wound History
25	Off-loading		Prior Wound History
26	Prevention		Prior Wound History
27	Previous history of wounds		Prior Wound History
28	Revascularization		Cardiovascular (Peripheral), Prior Wound History
29	Surgical Treatment		Prior Wound History
30	Topical Treatment		Prior Wound History
31	Substance Use	Drug Problem, Illicit Drug Use	Miscellaneous, Social History
32	Alcohol use	ETOH Abuse	Miscellaneous, Social History
33	Tobacco use	smoking	Miscellaneous, Co-Morbid Conditions, Social History

Confidential materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks [***] denote omissions.

34	Diabetes		Co-Morbid Conditions, Pertinent Past Mx r/t HBO
35	Chronic Obstructive Pulmonary Disease	Obstructive Pulmonary Disease	Respiratory, Co-Morbid Conditions, Pertinent Past Mx r/t HBO
36	Malnourished	Malnutrition	Constitutional Symptoms, Co-Morbid Conditions
37	Obese	Morbid obesity, obesity	Constitutional Symptoms, Co-Morbid Conditions
38	Cirrhosis		Gastrointestinal
39	Crohn’s Disease		Gastrointestinal, Co-Morbid Conditions
40	Diverticulitis		Gastrointestinal
41	Hepatitis		Gastrointestinal
42	Incontinence - Fecal		Gastrointestinal
43	Inflammatory Bowel Disease		Gastrointestinal
44	Congestive Heart Failure		Cardiovascular (Central/Peripheral), Cardiovascular (Central), Co-Morbid Conditions
45	Coronary Artery Disease		Cardiovascular (Central/Peripheral), Cardiovascular (Central), Co-Morbid Conditions
46	Deep Vein Thrombosis		Cardiovascular (Central/Peripheral) Cardiovascular (Peripheral)
47	Hyperlipidemia	Lipidemia	Cardiovascular (Central/Peripheral), Cardiovascular (Central), Hematologic/Lymphatic
48	Hypertension		Cardiovascular (Central/Peripheral), Cardiovascular (Central), Co-Morbid Conditions
49	Peripheral Vascular Disease		Cardiovascular (Central/Peripheral), Cardiovascular (Peripheral)
50	Sternal Wound Infection		Cardiovascular (Central/Peripheral), Cardiovascular (Central)
51	Varicose Veins		Cardiovascular (Central/Peripheral), Cardiovascular (Peripheral)
52	Peripheral Bypass Surgery		Cardiovascular (Central/Peripheral), Cardiovascular (Peripheral)
53	Subfascial endoscopic perforator surgery		Cardiovascular (Central/Peripheral), Cardiovascular (Peripheral)
54	Vein Stripping		Cardiovascular (Central/Peripheral), Cardiovascular (Peripheral)
55	Vasculitis		Cardiovascular (Central/Peripheral), Cardiovascular (Peripheral)
56	Venous Disease		Cardiovascular (Central/Peripheral), Cardiovascular (Peripheral)
57	Venous Insufficiency		Cardiovascular (Central/Peripheral), Cardiovascular (Peripheral), Co-Morbid Conditions
58	Other (cardio)		Cardiovascular (Central/Peripheral), Cardiovascular (Peripheral)
59	Peripheral Arterial Disease		Cardiovascular (Peripheral), Co-Morbid Conditions
60	Cortisone treatment		Endocrine
61	Diabetes, Type 1		Endocrine
62	Diabetes, Type II		Endocrine
63	Peripheral Arterial Angioplasty/stent		Cardiovascular (Peripheral)
64	Venous Surgery		Cardiovascular (Peripheral)
65	Cancer—no concurrent chemotherapy		Co-Morbid Conditions

Confidential materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks [***] denote omissions.

66	Dermatitis	Co-Morbid Conditions
67	End Stage renal disease with dialysis	Co-Morbid Conditions
68	End Stage renal disease without dialysis	Co-Morbid Conditions
69	Incontinence	Co-Morbid Conditions
70	Neuropathy	Co-Morbid Conditions
71	Smoking Status	Social History

Confidential materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks [***] denote omissions.

First Amendment to the License and Services Agreement

Effective as of the March 31, 2013, this FIRST AMENDMENT (the “First Amendment”) is made by and between Net Health Systems Inc., a Pennsylvania corporation having its principal place of business at 40 24th Street, Pittsburgh, PA 15222-4657 (hereinafter “Net Health Systems”) and Organogenesis Inc., a Delaware corporation having its principal place of business at 150 Dan Road, Canton, Massachusetts 02021 (“Organogenesis”) (all parties collectively the “Parties” and each, a “Party”).

WHEREAS, the Net Health Systems and Organogenesis have entered into a the License and Services Agreement having an effective date of September 14, 2011 (“Agreement”) wherein Net Health Systems is to provide data in accordance with the plan entitled “Organogenesis Data Project with WoundExpert®” (hereinafter the “Project,” which is more fully set forth and described in EXHIBIT A of the Agreement and incorporated herein); and,

WHEREAS, Net Health Systems and Organogenesis enter into this First Amendment for Net Health Systems to provide additional data to Organogenesis in furtherance of the Project.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and conditions contained herein, Organogenesis and Net Health Systems further agree to amend the Agreement and its Exhibit A as follows:

IN THE AGREEMENT:

Whereas Section 2(e) of the Agreement provides for individual contacts at each Party for questions regarding the performance of services, scope of the Project and delivery of the Works, the Parties agree that the individual contact for Organogenesis shall now be:

[***]

Organogenesis, Inc.

150 Dan Road

Canton, MA 02021

[***]

Whereas Section 3(c) of the Agreement provides for invoices to be sent to Organogenesis by Net Health Systems, the Parties agree that invoices shall now be sent to:

[***]

Organogenesis, Inc.

150 Dan Road

Canton, MA 02021

[***]

Whereas Section 4(a) of the Agreement provides for a statement for Organogenesis’s publications of the Works in the Limited Use Field, which statement shall be rewritten to read:

Confidential materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks [***] denote omissions.

“De-identified patient data released to Organogenesis was consistent with the terms and conditions of Net Health’s participating client contracts and the requirements of HIPAA.”

Whereas Section 4(b) of the Agreement provides for a statement for Organogenesis’s publications of the Works outside the Limited Use Field, which statement shall be rewritten to read:

“De-identified patient data released to Organogenesis was consistent with the terms and conditions of Net Health’s participating client contracts and the requirements of HIPAA. Net Health was not involved in any way in the analysis, interpretation or reporting of the data.”

Whereas Section 6(a) of the Agreement provides for the Term of the Agreement, the Parties agree to extend the term for an additional period of time to March 31, 2016 (said additional period of time herein referred to as the “Extended Term”).

IN EXHIBIT A

Whereas Section 1(a)(i) of Exhibit A provides for compensation for AWCP Data, the Parties agree to add the following language to Section 1(a)(i):

“For the Extended Term, Organogenesis will pay to Net Health Systems a minimum cumulative total of [***] for the transfer of an additional [***] separate AWCP Data Records, excluding data records for Superbill/CPT-4 patients, that each describes a distinct patient history and meeting Minimum Quality Standards. New patient records will be transferred until the earliest: (i) receipt of [***] patients (excluding data records for Superbill/CPT patients), or (ii) through the data cut-off date of December 31, 2014. A patient record is defined as one patient with at least one wound and at least one visit per that wound. If less than [***] patient history records are transferred to Organogenesis during the Extended Term, the minimum fee due Net Health Systems will be adjusted according to the number of actual AWCP Data records transferred.

Notwithstanding the foregoing in this Section 1(a)(i), Net Health will credit to Organogenesis an amount of [***], which corresponds with [***] data records obtained using CPT-4 data coding that have not been usable to Organogenesis for data analysis or publication purposes, such credit to be applied against the fees payable by Organogenesis to Net Health pursuant to this First Amendment. For additional data records transferred using CPT-4 data coding, Organogenesis will compensate Net Health for such data records at [***] per data record.”  Should the CPT Data exceed 35% of all patient data, Organo may opt out of the CPT data.

Whereas Section 2(a) of Exhibit A provides for a scope of exclusivity, the Parties agree to rewrite Section 2(a) in accordance with the following:

Confidential materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks [***] denote omissions.

Scope of Exclusivity. Net Health Systems hereby agrees that it will not use, transfer, or license rights to use or manipulate/analyze the Preferred Product Data (as defined below), including any information related to a product’s (such product falling within the definition of Preferred Product Data) application or usage, for the benefit of itself or any third party other than Organogenesis for a period commencing upon the Effective Date and extending for the exclusivity period as set forth in Section 2.b below. The “Preferred Product Data” is defined as: [***].

Whereas Section 2(b) of Exhibit A provides for compensation for exclusivity, the Parties agree to add the following language to Section 2(b):

“Section 2(b)(iii) shall be rewritten to read:  “There shall be ~~a final~~ an additional exclusivity period for Organogenesis to Preferred Product Data during the fifth (5th) year following the Effective Date of the Agreement. The exclusivity fee for the 5th year shall be [***].”

The following are to be added to Section 2(b):

“v.                                There shall be an additional exclusivity period for Organogenesis to Preferred Product Data during the sixth (6th) year following the Effective Date of the Agreement. The exclusivity fee for the 6th year shall be [***].

vi.                                   There shall be a final exclusivity period for Organogenesis to Preferred Product Data during the seventh (7th) year following the Effective Date of the Agreement. The exclusivity fee for the 7th year shall be [***].”

Whereas Section 3 of Exhibit A provides for deliverables, the Parties agree to add and revise the following language to Section 3:

The following is to be added to Section 3(a):

“For the Extended Term, Net Health Systems will provide Organogenesis with cumulative quarterly AWCP Data feeds through a data cut-off date of December 31, 2015 (i.e., up to a total of 14 data transfers containing new patient records plus 4 additional transfers of follow-up).  Once the maximum number of patient records is achieved or upon the data cut-off date of December 31, 2014, four additional quarterly transfers, equivalent to 1 year of follow-up visits, should be provided.”

Section 3(b) shall be revised to read:

“Net Health Systems will provide Organogenesis with a cumulative annual GWC Data feed through the Extended Term. Once the maximum number of patient records is achieved, follow-up data must be sent annually through the Extended Term. The GWC Data feed is based on Net Health System’s flow of applicable patients so that an adequate sample of comparator records can be collected to serve as a control arm.”

Confidential materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks [***] denote omissions.

Whereas Section 4 of Exhibit A provides for the definition of AWCP Data, for the Extended Term, Section 4 is to be revised to read as follows:

“AWCP Data:  The AWCP Data shall mean a subset of patient medical records in the EMR containing certain agreed upon data variables as outlined in Attachments A and C to this Exhibit A, and receiving therapy with one or more of the [***]commercial products listed below.

1.                                      Apligraf (Organogenesis)

2.                                      Dermagraft (Shire)

[***]

All available data in each patient medical record at the time of each quarterly data feed that have been entered into the EMR after the date of 01July2009 must be transferred. Should data collection methods in the EMR change while Net Health Systems is delivering the Works, reasonable efforts will be made by Net Health Systems to modify the structure of the data feeds to accommodate the EMR system revisions such that Organogenesis receives all available data on the commercial products listed above.

In the event the billing codes for products listed in Attachment A “CPT4 Tracking”falling within the scope of AWCP Data, Net Health and Organogenesis agree to update the billing codes on an ongoing basis as soon as billing codes are assigned to or revised for such products, but no less than on an annual basis.

Once a patient receives an AWCP, data should be extracted in accordance with Section 3(a) of the Exhibit A as amended by this First Amendment.”

Whereas Section 4 of Exhibit A provides for the definition of AWCP Data and an Attachment A and an Attachment C; the parties agree that for the Extended Term, Attachment A shall be revised and appear as on the attachment entitled “Attachment A:  AWCP Dataset Fields (Extended Term)” and Attachment C shall be deleted.

Whereas Section 5 of Exhibit A provides for the definition of GWC Data, for the Extended Term, Section 5 is to be revised to read as follows:

“GWC Data:  The GWC Data shall mean [***]. Follow-up data should continue to be transferred in accordance with Section 3(b). Patients who meet the following criteria should be extracted and flagged as GWC patients:”

CONSIDERATION

In consideration for the mutual promises and conditions contained herein, which includes the continued and ongoing mutual performance of the respective parties obligations under the Agreement, Net Health and Organogenesis hereby agree that Organogenesis will exercise its right for exclusivity during the fourth (4th) year and fifth (5th) year pursuant to Section 3(b) of the Agreement and Sections 2(b)(ii) and 2(b)(iii) of its Exhibit A, the payments therefor shall

Confidential materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks [***] denote omissions.

be due and payable in accordance with Section 2(c) of the Exhibit A. For the purpose of clarity, payments shall be due and payable within five (5) business days from the initiation of each new annual exclusivity period, in this case, five (5) business days from the initiation of the fourth (4th) year following the Effective Date of the Agreement, and five (5) business days from the initiation of the fifth (5th) year following the Effective Date of the Agreement.

*****

Except as specifically modified by way of this First Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

This First Amendment may be executed and delivered in one or more counterparts, each of which when executed and delivered shall be deemed to be an original but all of which when taken together shall constitute one and the same Agreement.

In witness whereof, the parties have caused this First Amendment to be duly executed by duly authorized officers effective as of the date of last signature below. Each person signing this Agreement represents and warrants that he or she is authorized to execute this First Amendment on behalf of the Party represented.

NET HEALTH SYSTEMS INC.		ORGANOGENESIS INC.

By:	/s/ Christopher F. Hayes	By:	/s/ Nathan Parsons

Name:	Christopher F. Hayes	Name:	Nathan Parsons

Title:	CTO	Title:	Director of Medical Affairs

Date:	8/2/2013	Date:	8/8/13

Confidential materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks [***] denote omissions.

Attachment A:  AWCP Dataset Fields (Extended Term)

For the Extended Term of the Agreement, the following datasets will be delivered. Although WoundExpert tracks all of the data in this attachment, not all facilities use each field and this will result in certain records having incomplete data. After notifying Organogenesis in writing, Net Health shall incorporate new data variables or modified data variables in accordance with any system changes in each data transfer. It is the responsibility of Net Health to review system modifications (either custom or pre-built fields) and include new tables and/or variables in the quarterly data transfers associated with any specified product or information in the Agreement.

NOTE:  Except where noted, visit data will be sent for all visits occurring on the date of or after the date of the initial visit.

[***]

Baseline Wound Information/Initial Visit for Ulcer

1.     [***]

2.     Unique Wound ID

3.     Wound Type

4.     Wound Location:

Body Part

Body Part Other

Dorsal/Plantar

Left/Right

Medial/Lateral

Anterior/Posterior

Proximal/Distal

Inferior/Superior

5.              Days from date acquired (ie, patient reported onset date) to first wound visit date

6.     Wound Status (at final recording of wound)

7.     Days wound treated (first assessment to last assessment)

8.     Wound first visit (from patient first visit to wound’s first visit)

Wound Follow-up (one record per visit, including initial visit)

1.     [***]

2.     Unique Wound ID

3.     Unique Visit ID

4.     Infection at wound site

Signs/symptoms present (Y/N)

Signs/symptoms present (check/uncheck)

Confirmed local (check/uncheck)

Confidential materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks [***] denote omissions.

Confirmed systemic (check/uncheck)

5.     Depth of ulcer (eg, partial thickness, full thickness, Wagner Grade)

6.     Length

7.     Width

8.     Depth

9.     Wound Bed Characteristics

Slough (Adherent Yellow, Moist Yellow)

Eschar (Dry Black, Moist Black)

Granulation (%, texture, pale grey, bright red, pink)

Epithelialization

10.   Edema

11.   Pain Assessment (0-10 scale)

12.   Exudate Type

13.   Exudate Amount

14.   Exposed Structure (Tendon, Ligament, Muscle, Joint, Bone)

15.   Wound Progress

16.   Wound Days on Service (Current visit date minus wound’s first visit date)

Vital Signs

1.     [***]

2.     Visit ID

3.     BMI

4.     Capillary Blood Glucose

CPT4 Tracking

1.              [***]

2.              VisitID

3.              CPT4Code (list the following)

•                  Dermagraft - Q4106, 15365,15366, 15271-15278

•                  [***]

•                  Apligraf- Q4101, 15340, 15341, 15271-15278

•                  [***]

In 2011 physicians, when billing Medicare for Apligraf and Dermagraft use G0440 and G0441.

4.              CPT4 Description

5.              Modifier

Medication Tracking (for Corticosteroids only)

1.     [***]

2.     Medication Name

3.     Medication Days from 1st visit (could be a negative) for Medication Start

4.     Medication Days from 1st visit for Medication End

Confidential materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks [***] denote omissions.

Treatment Notes

This section is intended to collect the treatment provided to the wound: whether the wound was cleansed and with what product, what agents were applied to the wound (eg, topical antibiotics, anesthetics), and primary/secondary dressings (which also include those that contain antibacterial properties), compression, and off-loading.

1.     [***]

2.     Visit ID

3.     Wound ID

4.     Treatment Notes StepID

5.     Treatment Notes Step Description

6.     Product Category Name

7.     Product Category ID

8.     Brand Name

9.     Brand ID

10.   Product Name

11.   Product ID

Apligraf Application

1.     [***]

2.     Unique Wound ID

3.     Unique Visit ID

4.     Amount used

5.     Waste

6.     Lot Number

7.     Expiration Date

8.     Fenestration (Yes/No; product used)

9.     Method of Securing (Yes/No; product used to secure)

10.   Dressing applied to product (Yes/No; dressing name)

11.   Procedural pain assessment after Apligraf application

Dermagraft Application

1.     [***]

2.     Unique Wound ID

3.     Unique Visit ID

4.     Amount used

5.     Waste

6.     Method of Securing (Yes/No; product used to secure)

7.     Dressing applied to product (Yes/No; dressing name)

8.     Procedural pain assessment after application

[***] Application

1.     [***]

2.     Unique Wound ID

3.     Unique Visit ID

4.     Amount used

Confidential materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks [***] denote omissions.

5.     Waste

6.     Method of Securing

7.     Dressing applied to product (Yes/No; dressing name)

8.     Procedural pain assessment after application

Debridements (per visit and since initial visit)

1.     [***]

2.     Unique Wound ID

3.     Unique Visit ID

4.     Debridement Type

5.     Level (if excisional)

6.     Area (if selective)

7.     Post debridement length

8.     Post debridement width

9.     Post debridement depth

Lower Extremity Assessment (one record per visit, or as entered; indicate Left or Right side in each record or variable)

1.     [***]

2.     Unique Wound ID

3.     Unique Visit ID

4.     Compression Therapy Used (Y/N)

5.     Compression Device Used

6.     Compression device used correctly (Y/N)

7.     Offloading (Y/N)

8.     Offloading Device Used

9.     Offloading device used correctly (Y/N)

10.   ABI

Negative Pressure Wound Therapy(at any point since initial visit)

1.     [***]

2.     Unique Wound ID

3.     Unique Visit ID

4.              Days to Initial Application (initial application date minus the first visit date for the wound)

5.     Days to Application (current application date — initial application date)

6.     Days to NPWT Stop (last application date — initial application date)

7.     Coverage Size

8.     Days of Therapy

Hyperbaric Oxygen

1.     [***]

2.     Unique Wound ID

3.     Unique Visit ID

4.     Treatment Number

Confidential materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks [***] denote omissions.

Custom Procedures (To include only procedures for the 7 AWCP in Exhibit A Section 4; data within this table will not be used for quality or structure analysis or be included in the AWCP patient record count).

1.     [***]

2.     Unique Visit ID

3.     Name of Procedure

4.     Notes

Confidential materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks [***] denote omissions.

Second Amendment to the License and Services Agreement

Effective as of the date of last signature below, this Second Amendment to the License and Services Agreement (the “Second Amendment”) is made by and between Net Health Systems Inc., a Pennsylvania corporation having its principal place of business at 40 24th Street, Pittsburgh, PA 15222-4657 (hereinafter “Net Health Systems”) and Organogenesis Inc., a Delaware corporation having its principal place of business at 150 Dan Road, Canton, Massachusetts 02021 (“Organogenesis”) (all parties collectively the “Parties” and each, a “Party”).

WHEREAS, the Net Health Systems and Organogenesis have entered into a License and Services Agreement having an effective date of September 14, 2011 (“Agreement”) wherein Net Health Systems is to provide data in accordance with the plan entitled “Organogenesis Data Project with WoundExpert®” (hereinafter the “Project,” which is more fully set forth and described in Exhibit A of the Agreement);

WHEREAS, Net Health Systems and Organogenesis entered into a First Amendment to the License and Services Agreement (the “First Amendment”) having an effective date of March 31, 2013 for Net Health Systems to provide additional data to Organogenesis in furtherance of the Project; and,

WHEREAS, Net Health Systems and Organogenesis enter into this Second Amendment for Net Health Systems to provide additional data to Organogenesis in furtherance of the Project.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and conditions contained herein, Organogenesis and Net Health Systems further agree to modify Exhibit A and Attachment A as follows:

IN EXHIBIT A

Whereas Section 1(a)(i) of Exhibit A provides for compensation for AWCP Data, the Parties agree to modify the following language to Section 1(a)(i):

“For the Extended Term, Organogenesis will pay to Net Health Systems a minimum cumulative total of [***] for the transfer of an additional [***]separate AWCP Data Records, excluding data records for Superbill/CPT-4 patients, that each describes a distinct patient history and meeting Minimum Quality Standards.  New patient records will be transferred until the ~~earliest~~ later of either: (i) receipt of [***] patients (excluding data records for Superbill/CPT patients), or (ii) through the data cut-off date of December 31, 2014.  A patient record is defined as one patient with at least one wound and at least one visit per that wound.  If less than [***] patient history records are transferred to Organogenesis during the Extended Term, the minimum fee due Net Health Systems will be adjusted according to the number of actual AWCP Data records transferred.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks [***] denote omissions.

Whereas Section 3 of Exhibit A provides for deliverables, the Parties agree to add and revise the following language to Section 3:

The following is to be modified in Section 3(a):

“For the Extended Term, Net Health Systems will provide Organogenesis with cumulative quarterly AWCP Data feeds through a data cut-off date of December 31, 2015 (i.e., up to a total of 14 data transfers containing new patient records plus 4 additional transfers of follow-up).  Once the maximum number of patient records is achieved or upon the data cut-off date of December 31, 2014, whichever is later, four additional quarterly transfers, equivalent to 1 year of follow-up visits, should be provided.”

Whereas Section 4 of Exhibit A provides for the definition of AWCP Data, for the Extended Term, Section 4 is to be revised to read as follows:

“AWCP Data:  The AWCP Data shall mean a subset of patient medical records in the EMR containing certain agreed upon data variables as outlined in Attachments A and C to this Exhibit A, and receiving therapy with one or more of [***] commercial products listed below.

1.              Apligraf (Organogenesis)

2.              Dermagraft (~~Shire~~ Organogenesis)

[***]

All available data in each patient medical record at the time of each quarterly data feed that have been entered into the EMR after the date of 01July2009 must be transferred.  Should data collection methods in the EMR change while Net Health Systems is delivering the Works, reasonable efforts will be made by Net Health Systems to modify the structure of the data feeds to accommodate the EMR system revisions such that Organogenesis receives all available data on the commercial products listed above.

In the event the billing codes for products listed in Attachment A “CPT4 Tracking” fall within the scope of AWCP Data, Net Health and Organogenesis agree to update the billing codes on an ongoing basis as soon as billing codes are assigned to or revised for such products, but no less than on an annual basis.

Once a patient receives an AWCP, data should be extracted in accordance with Section 3(a) of the Exhibit A as amended by this ~~First~~ Second Amendment.”

IN ATTACHMENT A

Whereas Attachment A, AWCP Dataset Fields (Extended Term) provides for dataset field tracking specifics, the CPT4 Tracking table is to be replaced with the following:

Confidential materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks [***] denote omissions.

2

CPT4 Tracking

1.              [***]

2.              VisitID

3.              CPT4Code (list the following)

•                  Dermagraft - Q4106, 15365,15366, 15271-15278

•                  [***]

•                  Apligraf- Q4101, 15340, 15341, 15271-15278

•                  [***]

In 2011 physicians, when billing Medicare for Apligraf and Dermagraft use G0440 and G0441.

4.              CPT4 Description

5.              Modifier

*****

Except as specifically modified by way of this Second Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

This Second Amendment may be executed and delivered in one or more counterparts, each of which when executed and delivered shall be deemed to be an original but all of which when taken together shall constitute one and the same Agreement.

In witness whereof, the parties have caused this Second Amendment to be duly executed by duly authorized officers effective as of the date of last signature below.  Each person signing this Agreement represents and warrants that he or she is authorized to execute this Second Amendment on behalf of the Party represented.

NET HEALTH SYSTEMS INC.		ORGANOGENESIS INC.

By:	/s/ Chris F. Hayes	By:	/s/ Geoff MacKay

Name:	Chris F. Hayes	Name:	Geoff MacKay

Title:	CTO	Title:	President & CEO

Date:	7/7/2014	Date:	7/22/14

Confidential materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks [***] denote omissions.

3

Third Amendment to the License and Services Agreement

Effective as of March 13, 2015 (the “Third Amendment Effective Date”), this Third Amendment to the License and Services Agreement (the “Third Amendment”) is made by and between Net Health Systems, Inc., a Pennsylvania corporation having its principal place of business at 40 24th Street, Pittsburgh, PA 15222 (“Net Health Systems”) and Organogenesis, Inc., a Delaware corporation having its principal place of business at 150 Dan Road, Canton, Massachusetts 02021 (“Organogenesis”) (all parties are collectively the “Parties” and each, a “Party”).

WITNESSETH:

WHEREAS, Net Health Systems and Organogenesis have entered into a License and Services Agreement having an effective date of September 14, 2011 (“Agreement”) wherein Net Health Systems is to provide data in accordance with the plan entitled “Organogenesis Data Project with WoundExpert (hereinafter the “Project”, which is more fully set forth and described in EXHIBIT A of the Agreement);

WHEREAS, Net Health Systems and Organogenesis entered into a First Amendment to the License and Services Agreement (the “First Amendment”) having an effective date of March 31, 2013 for, among other things, Net Health Systems to provide additional data to Organogenesis in furtherance of the Project;

WHEREAS, Net Health Systems and Organogenesis entered into a Second Amendment to the License and Services Agreement (the “Second Amendment”) having an effective date of July 22, 2014 for, among other things, Net Health Systems to provide additional data to Organogenesis in furtherance of the Project; and

WHEREAS, Net Health Systems and Organogenesis desire to further amend the Agreement in accordance with the terms and conditions of this Third Amendment.

NOW, THEREFORE, intending to be legally bound, and in consideration of the foregoing and the mutual promises and conditions contained herein, Organogenesis and Net Health agree as follows:

IN THE AGREEMENT

1.             The following is added as Section 9 to the Agreement:

“Limitation of Liability.  In no event shall either Party be liable to the other for any loss of profits; any incidental, special, exemplary, or consequential damages; or any claims or demands brought against a Party, even if the other Party has been advised of the possibility of such damages.  Each Party’s total liability with respect to all causes of action together will not exceed the amounts paid to Net Health Systems under the Agreement.”

Confidential materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks [***] denote omissions.

IN EXHIBIT A

2.             Section 2(a) of Exhibit A is deleted in its entirety and replaced with the following:

“Scope of Exclusivity.  Except at permitted under Section 2(d) of Exhibit A, Net Health Systems hereby agrees that it will not use, transfer, or license rights to use or manipulate/analyze the Preferred Product Data (as defined below) for the benefit of itself or any third party other than Organogenesis for a period commencing on the Third Amendment Effective Date and extending for the exclusivity period as set forth in Section 2.b below.

Exclusivity Periods one (1) through four (4):

Beginning on the Third Amendment Effective Date and continuing through the fourth (4th) exclusivity period, Preferred Product Data shall include: [***].

Exclusivity Period five (5):

For the fifth (5th) exclusivity period, the scope of Preferred Product Data shall be narrowed to include only AWCP Data.

Exclusivity Period six (6):

For the sixth (6th) exclusivity period, the scope of Preferred Product Data shall include only the following products: (i) Apligraf, (ii) Dermagraft, (iii) Fortaderm/PuraPly and (iv) FortaDerm/PuraPly Anti-Microbial, unless Organogenesis notifies Net Health Systems in writing on or before March 14, 2016, of its election to maintain its exclusivity of AWCP Data for the sixth (6th) exclusivity period.

Exclusivity Period seven (7):

For the seventh (7th) exclusivity period, the scope of Preferred Product Data shall include only the following products: (i) Apligraf, (ii) Dermagraft and (iii) Fortaderm/PuraPly and (iv) FortaDerm/PuraPly Anti-Microbial, unless Organogenesis notifies Net Health Systems in writing on or before March 14, 2017, of its election to maintain its exclusivity of AWCP Data for the seventh (7th) exclusivity period.  Organogenesis shall only be entitled to exclusivity of AWCP Data in the seventh (7th) period if it elected to continue such exclusivity in the sixth (6th) exclusivity period.  For the sake of clarity, if Organogenesis does not elect to maintain exclusivity of AWCP Data in the sixth (6th) exclusivity period, all further rights and options to exclusivity of AWCP Data for the following periods shall immediately expire and become void.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks [***] denote omissions.

Exclusivity Period eight (8):

For the eighth (8th) exclusivity period, the scope of Preferred Product Data shall include only the following products: (i) Apligraf, (ii) Dermagraft, (iii) Fortaderm/PuraPly and (iv) FortaDerm/PuraPly Anti-Microbial.

Exclusivity Period nine (9):

For the ninth (9th) exclusivity period, the scope of Preferred Product Data shall include only the following products: (i) Apligraf, (ii) Dermagraft, (iii) Fortaderm/PuraPly and (iv) FortaDerm/PuraPly Anti-Microbial.

Exclusivity Period ten (10):

For the tenth (10th) exclusivity period, the scope of Preferred Product Data shall include only the following products: (i) Apligraf, (ii) Dermagraft, (iii) Fortaderm/PuraPly and (iv) FortaDerm/PuraPly Anti-Microbial.”

3.             Section 2(b)(iii) of Exhibit A is deleted in its entirety and replaced with the following:

“There shall be an additional exclusivity period for Organogenesis to Preferred Product Data during the fourth (4th) year following the Effective Date of the Agreement.  The exclusivity fee for the 4th year shall be [***].”

4.             Section 2(b)(iv) of Exhibit A is deleted in its entirety and replaced with the following:

“There shall be an additional exclusivity period for Organogenesis to Preferred Product Data during the fifth (5th) year following the Effective Date of the Agreement.  The exclusivity fee for the fifth (5th) year shall be [***].”

5.             Section 2(b)(v) of Exhibit A is deleted in its entirety and replaced with the following:

“There shall be an additional exclusivity period for Organogenesis to Preferred Product Data during the sixth (6th) year following the Effective Date of the Agreement.  The exclusivity fee for the sixth (6th) year shall be [***], unless Organogenesis elects to maintain its exclusivity of AWCP Data for the sixth (6th) exclusivity period, in which case, the exclusivity fee shall be [***].”

6.             Section 2(b)(vi) of Exhibit A is deleted in its entirety and replaced with the following:

Confidential materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks [***] denote omissions.

“There shall be an additional exclusivity period for Organogenesis to Preferred Product Data during the seventh (7th) year following the Effective Date of the Agreement.  The exclusivity fee for the seventh (7th) year shall be [***], unless Organogenesis elects to maintain its exclusivity of AWCP Data for the seventh (7th) exclusivity period, in which case, the exclusivity fee shall be [***].”

7.             The following is to be added as Section 2(b)(vii) of Exhibit A:

“There shall be an additional exclusivity period for Organogenesis to Preferred Product Data during the eighth (8th) year following the Effective Date of the Agreement.  The exclusivity fee for the eighth (8th) year shall be [***].”

8.             The following is to be added as Section 2(b)(viii) of Exhibit A:

“There shall be an additional exclusivity period for Organogenesis to Preferred Product Data during the ninth (9th) year following the Effective Date of the Agreement.  The exclusivity fee for the ninth (9th) year shall be [***].”

9.             The following is to be added as Section 2(b)(ix) of Exhibit A:

“There shall be an additional exclusivity period for Organogenesis to Preferred Product Data during the tenth (10th) year following the Effective Date of the Agreement.  The exclusivity fee for the tenth (10th) year shall be [***].”

10.          The following is to be added as Section 2(b)(x) of Exhibit A”

“Organogenesis shall have the right to opt out of the exclusivity provisions of Sections 2(b)(v), 2(b)(vi), 2(b)(vii), 2(b)(viii), and 2(b)(ix), by providing to Net Health Systems at least six (6) months written notice of its intent prior to the next annual anniversary of the Effective Date of the Agreement (the effective date being September 14, 2011).  Should Organogenesis elect to opt out of any exclusivity provision, all of Organogenesis’ rights and options for the applicable exclusivity period in which it has opted out, as well as all rights and options for the additional exclusivity periods thereafter, shall immediately expire and become void and the Agreement will automatically terminate at the end of the then current exclusivity period.  For the sake of clarity, and by way of example, should Organogenesis opt out of the sixth (6th) exclusivity period, Organogenesis shall have no rights or options to exclusivity for periods six (6) through ten (10) and the Agreement will automatically terminate at the end of the fifth (5th) exclusivity period.”

11.          Section 2(d) of Exhibit A is deleted in its entirety and replaced with the following:

“Notwithstanding anything in this Exhibit A, or in the Agreement to the contrary, Net Health Systems may:

Confidential materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks [***] denote omissions.

(i)                                     use, transfer or license rights to use or manipulate/analyze single patient data included in the Preferred Product Data, provided that such single patient data does not include both the named product within the Preferred Product Data and associated outcome data, including efficacy and healing data, for the named product; or

(ii)                                  use, transfer, or license rights to use or manipulate/analyze the Preferred Product Data in the aggregate, provided such aggregate data does not include associated outcome data, including efficacy and healing data, attributable to the named products contained therein.”

12.          Section 4 of Exhibit A is deleted in its entirety and replaced with the following:

“AWCP Data:  The AWCP Data shall mean a subset of patient medical records in the FMR containing certain agreed upon data variables as outlined in Attachments A and C to this Exhibit A, and receiving therapy with one or more of the [***] commercial products listed below.

1.     Apligraf (Organogenesis)

2.     Dermagraft (Organogenesis)

[***]

9.     FortaDerm/PuraPly (Organogenesis)

10.  FortaDerm/PuraPly Anti-Microbial (Organogenesis)

All available data in each patient medical record at the time of each quarterly data feed that have been entered into the EMR after the date of 01July2009 must be transferred.  Should data collection methods in the EMR change while Net Health Systems is delivering the Works, reasonable efforts will be made by Net Health Systems to modify the structure of the data feeds to accommodate the EMR system revisions such that Organogenesis receives all available data on the commercial products listed above.

In the event the billing codes for products listed in Attachment A “CPT4 Tracking” fall within the scope of AWCP Data, Net Health and Organogenesis agree to update the billing codes on an ongoing basis as soon as billing codes are assigned to or revised for such products, but no less than on an annual basis.

Once a patient receives an AWCP, data should be extracted in accordance with Section 3(a) of the Exhibit A as amended by this Third Amendment.”

CONSIDERATION:

In consideration of the mutual promises and conditions contained herein, which includes the continued and ongoing mutual performance of the respective parties obligations under the Agreement, Net Health and Organogenesis hereby agree to the following:

Confidential materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks [***] denote omissions.

13.          Payment of Outstanding Data Invoices.  Organogenesis’s payment of outstanding invoices for all AWCP and GWC Data transfers made during 2014:

a.              Net Health Systems Invoice No. 34841 for 1Q2014 and 2Q2104 data transfers in the amount of [***], shall be paid by Organogenesis to Net Health Systems by March 20, 2015.

b.              Net Health Systems invoice for 3Q2104 and 4Q2014 transfers, to be payable on terms provided by the Agreement.

14.          License Fee.  Organogenesis’s payment of the exclusivity fee of [***] for the fourth (4th) exclusivity period as provided by Section 3 of this Third Amendment shall be paid by Organogenesis to Net Health Systems by March 20, 2015.

15.          Execution of the Waiver:  The “Waiver” means the waiver to the Agreement between Net Health Systems and Organogenesis dated the same date of this Third Amendment.  Net Health Systems and Organogenesis agree that the Waiver to the Agreement represents valuable consideration provided by the Parties.

16.          Termination of the Supply and Purchase Agreement: The “Termination Agreement” means the termination agreement dated the same date of this Third Amendment related to the Supply and Purchase Agreement of April 30, 2013 between Net Health Systems and Organogenesis.  Net Health Systems and Organogenesis agree that the Termination Agreement represents valuable consideration provided by the Parties.

*****

Except as specifically modified by way of this Third Amendment, all other terms and conditions of the Agreement and the Amendments and attachments thereto shall remain in full force and effect.

This Third Amendment may be executed and delivered in one or more counterparts, each of which when executed and delivered shall be deemed to be an original but all of which when taken together shall constitute one and the same agreement.

In witness whereof, the parties have caused this Third Amendment to be duly executed by duly authorized officers effective as of the date first written above.  Each person signing this Third Amendment represents and warrants that he or she is authorized to execute this Third Amendment on behalf of the Party represented.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks [***] denote omissions.

NET HEALTH SYSTEMS INC.		ORGANOGENESIS INC.

By:	/s/ Patrick L. Colletti	By:	/s/ Milka Bedikian

Name:	Patrick L. Colletti	Name:	Milka Bedikian

Title:	President	Title:	V.P. Global Marketing

Date:	March 16, 2015	Date:	March 13, 2015

Confidential materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks [***] denote omissions.

Fourth Amendment to the License and Services Agreement

Effective as of August 17, 2017 (the “Fourth Amendment Effective Date”), this Fourth Amendment to the License and Services Agreement (the “Fourth Amendment”) is made by and between Net Health Systems, Inc., a Pennsylvania corporation having its principal place of business at 40 24th Street, Pittsburgh, PA 15222 (“Net Health Systems”) and Organogenesis Inc., a Delaware corporation having its principal place of business at 150 Dan Road, Canton, Massachusetts 02021 (“Organogenesis”) (all parties are collectively the “Parties” and each, a “Party”).

WITNESSETH:

WHEREAS, Net Health Systems and Organogenesis have entered into a License and Services Agreement having an effective date of September 14, 2011 (“Agreement”) wherein Net Health Systems is to provide data in accordance with the plan entitled “Organogenesis Data Project with WoundExpert” (hereinafter the “Project”, which is more fully set forth and described in EXHIBIT A of the Agreement);

WHEREAS, Net Health Systems and Organogenesis entered into a First Amendment to the License and Services Agreement (the “First Amendment”) having an effective date of March 31, 2013 for, among other things, Net Health Systems to provide additional data to Organogenesis in furtherance of the Project;

WHEREAS, Net Health Systems and Organogenesis entered into a Second Amendment to the License and Services Agreement (the “Second Amendment”) having an effective date of July 22, 2014 for, among other things, Net Health Systems to provide additional data to Organogenesis in furtherance of the Project;

WHEREAS, Net Health Systems and Organogenesis entered into a Third Amendment to the License and Services Agreement (the “Third Amendment”) having an effective date of March 13, 2015 for, among other things, amending the scope of exclusivity, the exclusivity periods and applicable fees and changing the definition of Preferred Product Data; and

WHEREAS, Net Health Systems and Organogenesis desire to further amend the Agreement in accordance with the terms and conditions of this Fourth Amendment.

NOW, THEREFORE, intending to be legally bound, and in consideration of the foregoing and the mutual promises and conditions contained herein, Organogenesis and Net Health agree as follows:

IN THE AGREEMENT

1.              Section 6(a) of the Agreement is deleted in its entirety and replaced with the following:

Confidential materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks [***] denote omissions.

“Term. This Agreement is extended until December 31, 2021, unless terminated sooner as provided herein.”

2.              Section 6(c) is deleted in its entirety and replaced with the following:

“Termination by Organogenesis for Convenience. Following the expiration of the eighth (8th) exclusivity period (December 31, 2019), Organogenesis shall have the right to opt out of the exclusivity periods nine (9) and ten (10) by providing Net Health Systems at least one hundred and eighty (180) days’ written notice of its intent prior to the commencement of the new exclusivity period. Should Organogenesis elect to opt out of any exclusivity period, all of Organogenesis’ rights and options for the applicable exclusivity periods thereafter shall immediately expire and become void and the Agreement will automatically terminate at the end of the then current exclusivity period. Organogenesis will retain the exclusive license to Preferred Product Data for the remainder of the exclusivity period for which full and complete payments were already made. For the sake of clarity, Organogenesis shall have no right to opt out of exclusivity periods 6, 7, and 8.”

IN EXHIBIT A

3.              Section 2(a) of Exhibit A is deleted in its entirety and replaced with the following:

“Scope and Compensation of Exclusivity Periods Six (6) through Ten (10).

Except at permitted under Section 2(d) of Exhibit A, Net Health Systems hereby agrees that it will not use, transfer, or license rights to use or manipulate/analyze the Preferred Product Data (as defined below) for the benefit of itself or any third party other than to Organogenesis for a period commencing on September 14, 2016 and extending for the applicable exclusivity periods set forth below for which Organogenesis makes full and complete payment. Notwithstanding the foregoing, the Parties agree that Net Health Systems is permitted to use, transfer, or license rights to use or manipulate/analyze the Preferred Product Data (the “Carve-out Transaction Data”) to a single third party (the “Carve-out Transaction”). Net Health Systems represents that the Carve-out Transaction Data included certain AWCP Data (as defined below), excluding the following named Organogenesis products: Apligraf, Dermagraft, FortaDerm/PuraPly, FortaDerm/PuraPly Anti-Microbial. The Parties understand and agree that the Carve-Out Transaction Data was limited to the time period commencing July 2012 through June 2016 and that AWCP Data (as defined below) for the time period commencing July 2016 and later was not and will not be included within the Carve-out Transaction Data.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks [***] denote omissions.

The Parties further understand and agree that, as of the Fourth Amendment Effective Date, the Carve-out Transaction has already occurred and that the Carve-out Transaction does not constitute a violation of the Agreement.

Exclusivity Period six (6) (September 14, 2016 through September 13, 2017):

Beginning on September 14, 2016 and continuing through the sixth (6th) exclusivity period, Preferred Product Data shall only include the AWCP Data, as defined in Section 4 of this Exhibit A. The exclusivity fee for the sixth (6th) year shall be [***]. Organogenesis has already paid [***] towards the sixth (6th) year fee. The remaining balance [***] is payable as follows: [***].

Exclusivity Period seven (7) (September 14, 2017 through December 31, 2018):

For the seventh (7th) exclusivity period, the scope of Preferred Product Data shall only include the AWCP Data. The exclusivity fee for the seventh (7th) year shall be [***]. The seventh (7th) year fee is payable as follows: [***].

Exclusivity Period eight (8) (January 1, 2019 through December 31, 2019):

For the eighth (8th) exclusivity period, the scope of Preferred Product Data shall only include the AWCP Data. The exclusivity fee for the eighth (8th) year shall be [***]. The eighth (8th) year fee is payable as follows: [***].

Exclusivity Period nine (9) (January 1, 2020 through December 31, 2020):

For the ninth (9th) exclusivity period, the scope of Preferred Product Data shall only include the AWCP Data. The exclusivity fee for the ninth (9th) year shall be [***]. The ninth (9th) year fee is payable as follows: [***].

Exclusivity Period ten (10) (January 1, 2021 through December31, 2021):

For the tenth (10th) exclusivity period, the scope of Preferred Product Data shall only include the AWCP Data. The exclusivity fee for the tenth (10th) year shall be [***]. The tenth (10th) year fee is payable as follows: [***].

4.              Sections 2(b) and 2(c) of Exhibit A are deleted in their entirety.

5.              Section 4 of Exhibit A is deleted in its entirety and replaced with the following:

“AWCP Data: The AWCP Data shall mean a subset of patient medical records in the EMR containing certain agreed upon data variables as outlined in Attachments A and C to this Exhibit A, and receiving therapy with one or more of the [***] commercial products listed below.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks [***] denote omissions.

1.                            Apligraf (Organogenesis)

2.                            Dermagraft (Organogenesis)

3.                            FortaDerm/PuraPly (Organogenesis)

4.                            FortaDerm/PuraPly Anti-Microbial (Organogenesis)

5.                            Affinity (Organogenesis)

6.                            NuShield (Organogenesis)

7.                            TransCyte (Organogenesis)

[***]

All available data in each patient medical record at the time of each quarterly data feed that have been entered into the EMR after the date of 01July2009 must be transferred. Should data collection methods in the EMR change while Net Health Systems is delivering the Works, reasonable efforts will be made by Net Health Systems to modify the structure of the data feeds to accommodate the EMR system revisions such that Organogenesis receives all available data on the commercial products listed above.

In the event the billing codes for products listed in Attachment A “CPT4 Tracking” fall within the scope of AWCP Data, Net Health and Organogenesis agree to update the billing codes on an ongoing basis as soon as billing codes are assigned to or revised for such products, but no less than on an annual basis.

Once a patient receives an AWCP, data should be extracted in accordance with Section 3(a) of the Exhibit A, as amended by this Fourth Amendment.”

*****

Except as specifically modified by way of this Fourth Amendment, all other terms and conditions of the Agreement and the Amendments and attachments thereto shall remain in full force and effect.

This Fourth Amendment may be executed and delivered in one or more counterparts, each of which when executed and delivered shall be deemed to be an original but all of which when taken together shall constitute one and the same agreement.

In witness whereof, the parties have caused this Fourth Amendment to be duly executed by duly authorized officers effective as of the date first written above. Each person signing this Fourth Amendment represents and warrants that he or she is authorized to execute this Fourth Amendment on behalf of the Party represented.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks [***] denote omissions.

NET HEALTH SYSTEMS INC.		ORGANOGENESIS INC.

By:	/s/ Christopher Hayes	By:	/s/ Patrick R. Bibo

Name:	Christopher Hayes	Name:	Patrick R. Bilbo

Title:	Chief Technology Officer	Title:	Chief Operating Officer

Date:	August 18, 2017	Date:	August 17, 2017

Confidential materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks [***] denote omissions.